Exhibit 10.6

SECOND AMENDMENT
TO CREDIT AND GUARANTY AGREEMENT

This SECOND AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”) is entered into as of January 26, 2018, by and among TAO GROUP OPERATING LLC, a Delaware limited liability company (“Company”), TAO Group Intermediate Holdings LLC, a Delaware limited liability company (“Holdings”), certain Subsidiaries of Company as Guarantors, the Lenders identified on the signature pages hereto and GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., a Delaware limited partnership (“GSSLG”), as Administrative Agent for the Lenders (together with its permitted successors and assigns in such capacity, “Administrative Agent”) and as Collateral Agent for the Lenders (together with its permitted successors and assigns in such capacity, “Collateral Agent”).
W I T N E S S E T H
WHEREAS, the Credit Parties, the Lenders and GSSLG, as Administrative Agent, Collateral Agent and Lead Arranger, are parties to that certain Credit and Guaranty Agreement, dated as of January 31, 2017, as amended by the First Amendment thereto, dated as of May 19, 2017 (the “Existing Agreement”; the Existing Agreement, as amended by this Amendment, the “Amended Agreement”; and as the Amended Agreement may hereafter be amended, restated, amended and restated, joined, supplemented and/or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Credit Parties have requested that Administrative Agent and the Lenders amend certain terms of the Existing Agreement as set forth herein, and Administrative Agent and the Lenders are willing to amend certain terms of the Existing Agreement as set forth herein, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:
1.Defined Terms. Each capitalized term used herein and not defined herein shall have the meaning ascribed to such term in the Amended Agreement.
2.Amendment to the Existing Agreement. Effective as of the Effective Date (as defined below), the Existing Agreement is hereby amended as follows:
(a)Section 1.01. The definition of “Excluded Property” contained in Section 1.01 of the Existing Agreement is hereby amended by adding the following words immediately after the phrase “(xii) Excluded Accounts”:
“(but not the proceeds of any Collateral deposited in any Excluded Account which is a zero balance Deposit Account)”

3. Conditions Precedent to Amendment. The satisfaction of or waiver of each of the following shall constitute conditions precedent to the effectiveness of this Amendment and each and every provision hereof (the date of such effectiveness being herein called the “Effective Date”):
(a)Administrative Agent shall have received this Amendment duly and validly executed by the parties hereto, in form and substance satisfactory to Administrative Agent.

(b)Before and after giving effect to this Amendment, the representations and warranties contained in the Existing Agreement, this Amendment and the other Credit Documents shall be true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date.

(c)Before and after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing as of the Effective Date.

4. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF.

5. Representations and Warranties. Each Credit Party hereby represents and warrants to Administrative Agent, the Collateral Agent, and the Lenders that:

(a)    The representations and warranties in the Existing Agreement and the other Credit Documents are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case, such representations and warranties are true and correct in all material respects as of such earlier date.

(b)    The execution, delivery and performance of this Amendment are within such Credit Party’s limited liability company or corporate powers, have been duly authorized by all necessary limited liability company or corporate action on the part of such Credit Party, and are not in contravention of the terms of such Credit Party’s Organizational Documents.

(c)    This Amendment has been duly executed and delivered by such Credit Party, and this Amendment and the Amended Agreement constitute the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability and general principles of equity.

(d)    The execution, delivery and performance of this Amendment by such Credit Party and the consummation of the transactions contemplated hereby do not and not violate any law, governmental rule or regulation applicable to such Credit Party, or any order, judgment or decree of any court or other agency of a government binding on such Credit Party, or any Contractual Obligation of any Credit Party, except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)    Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the Effective Date.

(f)    Since the date of the most recent balance sheet included in the financial statements delivered to Administrative Agent, no event, circumstance or change has occurred that has caused or evidences, either individually or in the aggregate, a Material Adverse Effect.

6. Entire Agreement; Effect of Amendment.

(a) This Amendment, and the terms and provisions hereof, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersede any and all prior or contemporaneous amendments relating to the subject matter hereof. There are no oral agreements among the parties pertaining to the subject matter hereof. Each of the Existing Agreement and the other Credit Documents (each as amended, modified or waived hereby) shall be and remain in full force and effect in accordance with its terms and hereby is ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not, except as expressly set forth herein, operate as a consent to, as a waiver of or as an amendment of, any right, power, or remedy of any Agent or Lender, as in effect prior to the date hereof. To the extent any express terms or provisions of this Amendment conflict with those of the Existing Agreement or other Credit Documents, the terms and provisions of this Amendment shall control.

(b) Except as expressly provided in Section 2 above, all of the other terms, provisions and conditions of the Existing Agreement and the other Credit Documents shall remain and continue in full force and effect. Each of the Credit Parties is hereby notified that irrespective of (i) any waivers previously granted by any Agent or Lender regarding the Existing Agreement and the Credit Documents, (ii) any previous failures or delays of any Agent or the Lenders in exercising any right, power or privilege under the Existing Agreement or the Credit Documents or (iii) any previous failures or delays of any Agent or the Lenders in the monitoring or in the requiring of compliance by any Credit Party with the duties, obligations, and agreements of any Credit Party in the Existing Agreement and the Credit Documents, hereafter, each Credit Party will be expected to comply strictly with its duties, obligations and agreements under the Credit Agreement and the other Credit Documents. Except as expressly provided above, nothing contained in this Amendment or any other communication between any Agent and/or Lenders and the Credit Parties shall be a waiver of any past, present or future violation, Default or Event of Default of the Credit Parties under the Credit Agreement or any Credit Documents. Similarly, each of the Agent and the Lenders hereby expressly reserves any rights, privileges, and remedies under the Credit Agreement and each Credit Document that any Agent or the Lenders may have with respect to each violation, Default or Event of Default, and any failure by any Agent or the Lenders to exercise any right, privilege or remedy as a result of the violation set forth above shall not directly or indirectly in any way whatsoever either (i) impair, prejudice or otherwise adversely affect the rights of any Agent or the Lenders at any time to exercise any right, privilege or remedy in connection with the Credit Agreement or any Credit Documents, (ii) amend or alter any provision of the Credit Agreement or any Credit Documents or any other contract or instrument, or (iii) constitute any course of dealing or other basis for altering any obligation of the Credit Parties or any rights, privilege or remedy of any Agent or the Lenders under the Credit Agreement or any Credit Documents or any other contract or instrument. Nothing in this Amendment shall be construed to be a consent by any Agent or the Lenders to any prior, existing or future violations of the Credit Agreement or any Credit Document or to any other transaction involving the Credit Parties.

7. Counterparts; Electronic Execution. This Amendment is a Credit Document. This Amendment may be executed in any number of counterparts (and by the different parties hereto in different counterparts), each of which when so executed and delivered shall be deemed an original, but all of such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, PDF copy or other electronic transmission shall be effective as delivery of an original manually executed counterpart of this Amendment.

8. Further Assurances. Each Credit Party agrees to take such action and execute, acknowledge and deliver, at its sole cost and expense, such agreements, instruments or other documents as may be reasonably necessary to carry out the intent of this Amendment.

9. Consent and Ratification of Guarantors. Each of the undersigned Guarantors hereby (a) consents to the transactions contemplated by this Amendment; (b) acknowledges and reaffirms its obligations owing to Administrative Agent, the Collateral Agent, and each Lender under any Credit Document (as amended, modified or waived hereby) to which it is a party; and (c) agrees that each of the Credit Documents (as amended, modified or waived hereby) to which it is a party is and shall remain in full force and effect. Although each of the undersigned Guarantors has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that Administrative Agent, the Collateral Agent, and the Lenders have no obligation to inform it of such matters in the future or to seek its acknowledgment or agreement to future amendments, and nothing herein shall create such a duty.

10. Miscellaneous.

(a) Upon the effectiveness of this Amendment, each reference in the Existing Agreement to “this Agreement”, “hereunder”, “herein”, “hereof” or words of like import referring to the Existing Agreement shall mean and refer to the Amended Agreement.

(b) Upon the effectiveness of this Amendment, each reference in the Credit Documents to the “Credit Agreement”, “thereunder”, “therein”, “thereof” or words of like import referring to the Existing Agreement shall mean and refer to the Amended Agreement.

(c) Company shall promptly reimburse Administrative Agent for actual and reasonable expenses incurred by Administrative Agent in connection with the preparation and execution of this Amendment (including, without limitation, reasonable and documented fees, expenses and disbursements of legal counsel to Agent) in accordance with Section 10.02 of the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

COMPANY:	TAO GROUP OPERATING LLC

By: /s/ Richard Wolf
Name: Richard Wolf
Title: Co-President

HOLDINGS:	TAO GROUP INTERMEDIATE HOLDINGS LLC

By: /s/ Richard Wolf
Name: Richard Wolf
Title: Co-President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

GUARANTOR SUBSIDIARIES:	11TH STREET HOSPITALITY LLC
289 HOSPITALITY, LLC
5 CHINESE BROTHERS LLC
55TH STREET HOSPITALITY HOLDINGS, LLC
57TH STREET HOSPITALITY GROUP, LLC
ALA HOSPITALITY LLC
ASIA CHICAGO MANAGEMENT LLC
ASIA FIVE EIGHT LLC
ASIA LAS VEGAS LLC
ASIA LOS ANGELES LLC
ASIA ONE SIX LLC
AVENUE HOSPITALITY GROUP, LLC
B&E LOS ANGELES LLC
BAYSIDE HOSPITALITY GROUP LLC
BD STANHOPE, LLC
BOWERY HOSPITALITY ASSOCIATES LLC
BUDDHA BEACH LLC
BUDDHA ENTERTAINMENT LLC
CHELSEA HOSPITALITY ASSOCIATES LLC
CHELSEA HOSPITALITY PARTNERS, LLC
CHINA MANAGEMENT, LLC
DEARBORN VENTURES LLC
GENCO LAND DEVELOPMENT CORP.
GUAPO BODEGA LAS VEGAS LLC
GUAPO BODEGA LLC
LOWER EAST SIDE HOSPITALITY LLC
MADISON ENTERTAINMENT ASSOCIATES LLC
NINTH AVENUE HOSPITALITY LLC
ROOF DECK AUSTRALIA, LLC
ROOF DECK ENTERTAINMENT LLC
RMC LICENSING LLC
RMNJ LICENSING LLC
RPC LICENSING LLC

By: /s/ Richard Wolf
Name: Richard Wolf
Title: Co-President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

GUARANTOR SUBSIDIARIES (Cont’d):	SEVENTH AVENUE HOSPITALITY LLC
STANTON SURF CLUB LLC
STRATEGIC DREAM LOUNGE, LLC
STRATEGIC DREAM MIDTOWN BL, LLC
STRATEGIC DREAM MIDTOWN LL, LLC
STRATEGIC DREAM MIDTOWN RT, LLC
STRATEGIC DREAM RESTAURANT, LLC
STRATEGIC DREAM ROOFTOP, LLC
STRIP VIEW ENTERTAINMENT LLC
TAO GROUP MANAGEMENT LLC
TAO LICENSING LLC
TG HOSPITALITY GROUP, LLC
TSPW MANAGERS LA, LLC
VIP EVENT MANAGEMENT LLC
WPTS, LLC
WPTS RESTAURANT, LLC
STAY IN YOUR LANE HOLDINGS, LLC
MARQUEE BRAND HOLDINGS, LLC
TGPH RESTAURANT, LLC
TGPH NIGHTCLUB, LLC
SUITE SIXTEEN LLC
TAO PARK HOSPITALITY, LLC
TG HOSPITALITY LICENSING, LLC
MIAMI HOSPITALITY IP GROUP, LLC
MIAMI HOSPITALITY OPERATING GROUP, LLC

By: /s/ Richard Wolf
Name: Richard Wolf
Title: Co-President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

GOLDMAN SACHS SPECIALTY LENDING
GROUP, L.P.,
as Administrative Agent and Collateral Agent

By: /s/ Stephen W. Hipp
Name: Stephen W. Hipp
Title: Authorized Signatory

GOLDMAN SACHS SPECIALTY LENDING
HOLDINGS, INC.,
as a Lender

By: /s/ Stephen W. Hipp
Name: Stephen W. Hipp
Title: Authorized Signatory

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

PROVIDENCE DEBT FUND III LP, as a Lender

By: Providence Debt Fund III GP L.P., its general
partner

By: Providence Debt Fund III Ultimate GP Ltd., its
general partner

By: /s/ Bryan Martoken
Name: Bryan Martoken
Title: Director

BENEFIT STREET PARTNERS SMA-C SPV
LP, as a Lender

By: Benefit Street Partners L.L.C., its investment
advisor

By: /s/ Bryan Martoken
Name: Bryan Martoken
Title: Chief Financial Officer

BENEFIT STREET PARTNERS SMA-C LP, as
a Lender

By: Benefit Street Partners L.L.C., its investment
advisor

By: /s/ Bryan Martoken
Name: Bryan Martoken
Title: Chief Financial Officer

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

BENEFIT STREET PARTNERS SMA LM LP,
as a Lender

By: Benefit Street Partners SMA LM GP L.P., its
general partner
By: Benefit Street Partners SMA LM Ultimate GP
LLC, its general partner

By: /s/ Bryan Martoken
Name: Bryan Martoken
Title: Director

BENEFIT STREET PARTNERS CAPITAL
OPPORTUNITY FUND SPV LLC, as a Lender

By: Benefit Street Partners Capital Opportunity
Fund L.P., its managing member
By: Benefit Street Partners Capital Opportunity
Fund GP L.P., its general partner
By: Benefit Street Partners Capital Opportunity
Fund Ultimate GP LLC, its general partner

By: /s/ Bryan Martoken
Name: Bryan Martoken
Title: Director

BENEFIT STREET PARTNERS CAPITAL
OPPORTUNITY FUND LP, as a Lender

By: Benefit Street Partners Capital Opportunity
Fund GP L.P., its general partner
By: Benefit Street Partners Capital Opportunity
Fund Ultimate GP LLC, its general partner

By: /s/ Bryan Martoken
Name: Bryan Martoken
Title: Director

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]

FORTRESS CREDIT OPPORUNTIES IX
CLO LIMITED, as a Lender

By: FCOD CLO Management LLC, its collateral
manager

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FORTRESS CREDIT OPPORUNTIES V
CLO Limited, as a Lender

By: FCO V CLO CM LLC, its collateral manager

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

FORTRESS CREDIT OPPORUNTIES VII
CLO Limited, as a Lender

By: FCO VII CLO CM LLC, its collateral manager

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

DRAWBRIDGE SPECIAL OPPORTUNITIES
Fund LP, as a Lender

By: Drawbridge Special Opportunities GP LLC, its
general partner

By: /s/ Constantine M. Dakolias
Name: Constantine M. Dakolias
Title: President

[SIGNATURE PAGE TO SECOND AMENDMENT TO CREDIT AGREEMENT]